                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                     _____

                                  FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  June 18, 1996
                                                 -----------------

       The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of May 31, 1996 providing for the issuance of The Money Store Asset Backed Certificates, Series 1996-B) and each of the Originators listed on Schedule A attached hereto.


                             The Money Store Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        New Jersey                       33-98734       22-2293022
    --------------------------------     -----------    -------------
    (State or other jurisdiction of     (Commission    (IRS Employer
    incorporation)                      File Number)    ID Number)


       2840 Morris Avenue, Union, New Jersey                 07083
 ----------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000
                                                  --------------


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------


         This Amendment No. 1 to Current Report on Form 8-K is being filed to include in the EDGAR data base the Computational Material (as defined below) included as exhibits to a Current Report on Form 8-K dated June 18, 1996 filed by The Money Store Inc. under cover of Form SE pursuant to a continuing hardship exemption. The Computational Material is being filed on behalf of Lehman Brothers Inc., CS First Boston and Prudential Securities Incorporated (the "Underwriters") in connection with the issuance of The Money Asset Backed Certificates Series 1996-B. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          -------------------------

    (c)  Exhibits
         --------

             Exhibit No.
             -----------

              99.1      Computational Materials of Lehman Brothers Inc.

              99.2      Computational Materials of CS First Boston.

              99.3      Computational Materials of Prudential Securities
                        Incorporated.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   THE MONEY STORE INC. AND THE
                   ORIGINATORS LISTED ON SCHEDULE A


                   By: /s/Morton Dear
                      -----------------------------------------
                      Name:  Morton Dear
                      Title: Executive Vice President




Dated:  June 21, 1996

                                   SCHEDULE A

                              LIST OF ORIGINATORS


              The Money Store/Minnesota Inc.
              The Money Store/D.C. Inc.
              The Money Store/Kentucky Inc.
              The Money Store Home Equity Corp.
              TMS Mortgage Inc.

                                 EXHIBIT INDEX


Exhibit  Description of Exhibit
- -------  ----------------------

  99.1  Computational Materials of Lehman Brothers Inc.

  99.2  Computational Materials of CS First Boston.

  99.3  Computational Materials of Prudential Securities Incorporated.